SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): February 22, 2002


             Credit Suisse First Boston Mortgage Acceptance Corp.,
                           CSFB ABS Trust 2002-HE4,
           CSFB Mortgage Pass-Through Certificates, Series 2002-HE4
       ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                     333-65554               13-3460894
-------------------------------        ------------         -------------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
        Incorporation)                 File Number)         Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
       ---------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

Item 5.  Other Events.
---- -   ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Acceptance Corp. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Credit Suisse First Boston Mortgage Acceptance Corp., CSFB ABS Trust 2002-HE4, CSFB Mortgage Pass-Through Certificates, Series 2002-HE4 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated financial statements of Financial Security Assurance, Inc. and its subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the three years in the period ended December 31, 2000, included in the Annual Report on Form 10-K of FSA and the unaudited consolidated financial statements of FSA and subsidiaries as of September 30, 2001 and for the periods ending September 30, 2001 and September 30, 2000 included in the Quarterly Report on Form 10-Q of FSA, for the period ended September 30, 2000 are hereby incorporated by reference in (i) this Current Report on Form 8-K;
(ii) the prospectus; and (iii) the prospectus supplement relating to the Certificates, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1

_______________________________________________________________________________

_______________________________________________________________________________

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- -   ------------------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1       Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CREDIT SUISSE FIRST BOSTON MORTGAGE
                                               ACCEPTANCE CORP.


                                      By:   /s/ Brian Simons
                                         ----------------------------------
                                         Name: Brian Simons



Dated:  February 22, 2002

Exhibit Index
-------------


Exhibit                                                                    Page
-------                                                                    ----

23.1          Consent of PricewaterhouseCoopers LLP                          6